SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    May 25, 1995



        Residential Funding Mortgage Securities I, Inc.

    (Exact name of registrant as specified in its charter)

        DELAWARE          33-54227     75-2006294

  (State or other      (Commission     (I.R.S. employer
   jurisdiction         file number)    identification
 of incorporation)                      no.)




8400 Normandale Lake Blvd.,                  55437
Suite 600, Minneapolis, MN                 (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code (612) 832-7000




(Former name or former address, if changed since last report)
Item 5.  Other Events.

     On May 30, 1995 Registrant will issue and sell $104,036,708 initial principal amount of Mortgage Pass-Through Certificates, Series 1995-S7, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class R-I, Class R-II, Class M-1, Class M-2 and Class M-3 (the "Offered Certificates"), Class B-1, Class B-2, Class B-3 and Class B-4 (together with the Offered Certificates, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 1995, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee. In connection with the sale of the Series 1995-S7 Offered Certificates (except for the Class A-10, Class M-1, Class M-2 and Class M-3 Certificates) (the "Underwritten Certificates"), the Registrant has been advised by PaineWebber Incorporated (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the Registrant's Registration Statement (No. 33-54227) but prior to the availability of a final Prospectus relating to the Underwritten Certificates, which Computational Materials are being filed manually as exhibits to this report.

     The Computational Materials filed herewith have been provided solely by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

     Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not indicative of future results.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

               99.1 Computational Materials prepared by
                    PaineWebber Incorporated in connection with the sale of the Underwritten Certificates of the Registrant.
                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         RESIDENTIAL FUNDING MORTGAGE
                           SECURITIES I, INC.



                         By:

                         Name:
                         Title:    Vice President


Dated:  May 25, 1995


                        INDEX OF EXHIBITS


    Exhibit    Description                                   Page




99.1

Computational Materials prepared by PaineWebber Incorporated in connection with the sale of the Underwritten Certificates of the Registrant.